Manufacturing in collaboration with JAC	9 Months Ended
Sep. 30, 2021
Manufacturing in collaboration with JAC
Manufacturing in collaboration with JAC

16. Manufacturing in collaboration with JAC

In May 2016, April 2019 and March 2020, the Group entered into an arrangement with JAC for the manufacture of the ES8, ES6 and EC6 for five years. Pursuant to the arrangement, JAC built up a new manufacturing plant (“Hefei Manufacturing Plant”) and is responsible for the equipment used on the product line while NIO is responsible for the tooling. For each vehicle produced the Group pays processing fee to JAC on a per-vehicle basis monthly for the first three years on the basis that NIO provides all the raw materials to JAC. In addition, for the first 36 months after agreed time of start of production, which was April 2018, the Group should compensate JAC operating losses incurred in Hefei Manufacturing Plant. In May 2021, the Group entered into a renewed manufacturing agreement regarding the joint manufacturing of the Group’s vehicles, pursuant to which, from May 2021 to May 2024, JAC will continue to manufacture the ES8, ES6, EC6, ET7 and potentially other NIO models in the pipeline. The fee arrangements under the renewed arrangements consist of the following: (i) asset depreciation and amortization with regard to the assets JAC invested and to invest for the manufacture of NIO models as actually incurred, payable monthly and subject to adjustment annually; (ii) vehicle production and processing fees recorded on per-vehicle basis, payable monthly and subject to adjustment annually; and (iii) certain compensatory arrangements; (iv) relevant tax; and (v) purchase amount of certain production materials. For the nine months ended September 30, 2020 and 2021, JAC charged the Group RMB65,384 and nil, respectively, based on the actual losses incurred in Hefei Manufacturing Plant during the same periods, which was recorded in cost of sales.